UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 13, 2020

Gates Industrial Corporation plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-38366	98-1395184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1144 Fifteenth Street, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

(303) 744-1911

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	GTES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2020, Jamey S. Seely, the Executive Vice President, General Counsel and Corporate Secretary of Gates Industrial Corporation plc (the “Company”) advised the Company that she would be leaving to pursue other opportunities, effective April 1, 2020.

Ms. Seely’s departure constitutes a termination without “cause” for purposes of the Company’s Executive Severance Plan, in which she participates, and Ms. Seely’s outstanding equity awards.

In connection with Ms. Seely’s departure, she and the Company entered into a Separation Agreement, effective as of March 13, 2020 (the “Separation Agreement”). Pursuant to the Separation Agreement, subject to Ms. Seely’s execution and non-revocation of a release and waiver of claims in favor of the Company, Ms. Seely will be entitled to the payments and benefits to which she would be entitled in connection with a termination without “cause” under the Company’s Executive Severance Plan and Ms. Seely’s outstanding equity award agreements, as described under the headings “Executive Compensation—Potential Payments upon a Termination or Change in Control—Summary of Potential Payments—Executive Severance Plan” and “Executive Compensation—Potential Payments upon a Termination or Change in Control—Summary of Potential Payments—Long-Term Incentive Awards” in the Company’s definitive proxy statement relating to the Company’s 2019 annual general meeting, except that the sum of two times Ms. Seely’s base salary will be paid in a lump sum rather than in substantially equal installments over a period of 24 months as provided in the Company’ s Executive Severance Plan.

A copy of the Separation Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Separation Agreement, effective as of March 13, 2020, between the Company and Jamey S. Seely

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATES INDUSTRIAL CORPORATION PLC

Date: March 18, 2020	By:	/s/ Ivo Jurek
		Name:	Ivo Jurek
		Title:	Chief Executive Officer